Exhibit 10.3

Investor RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) dated as of [●], 2021 is made and entered into by and among Capri Listco, a Cayman Islands exempted company (the “Company”), and the parties listed on Schedule A (each, a “Holder” and collectively, the “Holders”). Capitalized terms used but not defined herein have the meanings assigned to them in the Business Combination Agreement dated as of March 29, 2021 (the “Business Combination Agreement”), by and among the Company, Ajax I, a Cayman Islands exempted company (“AJAX”), and Cazoo Holdings Limited, a private limited company organized under the law of England and Wales (“Cazoo”).

WHEREAS, the Company, AJAX and Cazoo are parties to the Business Combination Agreement, pursuant to which, among other things, (i) AJAX merged with and into the Company, with the Company surviving (the “Merger”), and (ii) thereafter, the Company acquired all of the outstanding capital shares of Cazoo (the “Share Purchase” and the date on which it closed, the “Closing Date”);

WHEREAS, the Company and the Holder designated as an “Original Holder” on Schedule A (the “Sponsor”) are parties to the Registration Rights Agreement dated as of October 27, 2020 (the “Prior Agreement”);

WHEREAS, the Sponsor held (i) 8,944,343 AJAX Class B Shares (as defined below) as of immediately prior to the consummation of the Merger, which shares, upon consummation of the Merger, converted into Company Class B Shares (as defined below), and which shares, upon consummation of the Share Purchase, converted into Company Class A Shares (as defined below), and (ii) 21,128,818 warrants (the “AJAX Private Placement Warrants”) to purchase AJAX Class A Shares (as defined below), at an exercise price of $11.50 per share, which, upon consummation of the Merger, converted into warrants (the “Company Warrants”) to purchase Company Class A Shares, at an exercise price of $11.50 per share;

WHEREAS, the Holders designated as “New Holders” on Schedule A (the “New Holders”) have received (i) upon consummation of the Share Purchase, Company Class C Shares (as defined below), which, under the conditions set forth in the Memorandum and Articles of Association (as defined below), are convertible or exchangeable into Company Class A Shares and/or (ii) PIPE Shares (as defined below);

WHEREAS, the parties to the Prior Agreement desire to terminate the Prior Agreement and to provide for certain rights and obligations included herein and to include the New Holders; and

WHEREAS, the Company and the Shareholder Parties (as defined below) wish to establish certain board nomination, corporate governance and other investor rights in respect of the Company.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Article I
DEFINITIONS

Section 1.1. Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) would materially impede, delay or interfere with any significant financing, significant acquisition, significant corporate reorganization or other significant transaction then pending or proposed to be taken by the Company or any of its subsidiaries (or any negotiations, discussions or pending proposals with respect thereto), or would otherwise materially adversely affect the Company.

“Affiliate” of any Person means any other Person which (i) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and (ii) as to any individual, in addition to any Person in clause (i), (a) any member of the immediate family of an individual Holder, including parents, siblings, spouse and children (including those by adoption), the parents, siblings, spouse, or children (including those by adoption) of such immediate family member, and, in any such case, any trust whose primary beneficiary is such individual Holder or one or more members of such immediate family and/or such Holder’s lineal descendants, and (b) the legal representative or guardian of such individual Holder or of any such immediate family member in the event such individual Holder or any such immediate family member becomes mentally incompetent; provided, however, that in no event shall the Company or any of its subsidiaries be deemed an Affiliate of any Holder. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning given in the Preamble.

“AJAX” shall have the meaning given in the Preamble.

“AJAX Private Placement Warrants” shall have the meaning given in the Recitals.

“AJAX Private Placement Warrants Lock-up Period” shall mean, with respect to holders of Company Warrants issued upon conversion of the AJAX Private Placement Warrants or their Permitted Transferees, and any of the Ordinary Shares issued or issuable upon the exercise or conversion of such Company Warrants or their Permitted Transferees, the period ending 30 days after the Closing Date.

“Beneficially Own”, “Beneficial Owner” and “Beneficial Ownership” have the meaning assigned to such terms in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the purposes of calculating any Holder’s Beneficial Ownership, rights and obligations under this Agreement shall not be taken into account.

“Board” shall mean the Board of Directors of the Company.

“Board Seat Period” shall mean, with respect to any Holder, the period during which such Holder is entitled to appoint designees to the Board pursuant to subsection 6.1.1.

“Business Combination Agreement” shall have the meaning given in the Preamble.

“Business Day” shall mean a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Cazoo” shall have the meaning given in the Preamble.

“Closing Date” shall have the meaning given in the Recitals.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Company Class A Shares” means the Company’s Class A ordinary shares with a per share par value of $0.0001 each having the rights set out in the Memorandum and Articles of Association.

“Company Class B Shares” means the Company’s Class B ordinary shares with a per share par value of $0.0001 each having the rights set out in the Memorandum and Articles of Association.

“Company Class C Shares” means the Company’s Class C ordinary shares with a per share par value of $0.0001 each having the rights set out in the Memorandum and Articles of Association.

“Company Warrants” shall have the meaning given in the Recitals.

“Confidential Information” shall mean all information (irrespective of the form of communication) received by or on behalf of a Holder or its Representatives from the Company, its Affiliates or their respective Representatives, through the Beneficial Ownership of Equity Securities or through the rights granted pursuant hereto, other than information which (i) was or becomes generally available to the public other than as a result of a breach of this Agreement by such Holder, its Affiliates or their respective Representatives, (ii) was or becomes available to such Holder, its Affiliates or their respective Representatives on a non-confidential basis from a source other than the Company, its Affiliates or their respective Representatives, or any other Holder or its Representatives, as the case may be, provided, that the source thereof is not known by such Holder or such of its Affiliates or their respective Representatives to be bound by an obligation of confidentiality to the Company or any of its Affiliates, or (iii) is independently developed by such Holder, its Affiliates or their respective Representatives without the use of any information that would otherwise be Confidential Information hereunder.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demand Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Demanding Holder” shall have the meaning given in subsection 2.1.1.

“Director” shall have the meaning given in subsection 6.1.1.

“DMGV” shall mean DMGV Limited.

“DMGV Group” shall mean, collectively, DMGV and each of its Permitted Transferees that is Rothermere Continuation Limited, DMGT or a controlled Affiliate of DMGT.

“DMGV Observer” shall mean a non-voting observer of the Board selected by DMGV.

“DMGT” shall mean Daily Mail and General Trust plc.

“Equity Securities” shall mean (i) all shares of capital stock of the Company, (ii) all securities convertible into or exchangeable for shares of capital stock of the Company, and (iii) all options, warrants or other rights to purchase or otherwise acquire from the Company shares of such capital stock, or securities convertible into or exchangeable for shares of such capital stock.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form F-1” shall mean a Registration Statement on Form F-1 or any comparable successor form or forms thereto.

“Form F-3” shall mean a Registration Statement on Form F-3 or any comparable successor form or forms thereto.

“Governmental Authority” shall mean any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“Holder” or “Holders” shall have the meaning given in the Preamble (and any Person to whom rights under this Agreement is assigned in accordance with Section 10.5).

“Insider Letter” shall mean that certain letter agreement, dated as of October 27, 2020, by and among AJAX, the Sponsor and the other parties thereto.

“Law” shall mean any statute, law, ordinance, rule, treaty, code, directive, regulation, governmental approval (whether granted or required) or order, in each case, of any Governmental Authority.

“Major Shareholder” means any individual or entity that Beneficially Owns, as of the Closing Date, after giving effect to the consummation of the transactions contemplated by the Business Combination Agreement, 10% or more of the issued and outstanding Ordinary Shares.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Memorandum and Articles of Association” shall mean the Company’s Memorandum and Articles of Association, effective as of the Closing Date, as may be amended or amended and restated.

“Merger” shall have the meaning given in the Recitals.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (and in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading.

“New Holders” shall have the meaning given in the Recitals.

“New Registration Statement” shall have the meaning given in subsection 2.3.4.

“Nominating Committee” shall have the meaning given in subsection 6.1.1.

“Offer” shall have the meaning given in Section 7.1.

“Offer Period” shall have the meaning given in Section 7.1.

“Ordinary Shares” shall mean the Company Class A Shares, the Company Class B Shares and the Company Class C Shares.

“Permitted Distribution in Kind” shall mean a distribution by a Holder of all or substantially all the Ordinary Shares or Company Warrants (as applicable) held by such Holder or its Permitted Transferees to the holders of capital stock of such Holder.

“Permitted Transferees” shall mean a Person to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Sponsor Shares Lock-up Period, the AJAX Private Placement Warrants Lock-up Period or the applicable lock-up period set forth in Article 11 of the Memorandum and Articles of Association, as the case may be, under the Insider Letter, and any other applicable agreement between such Holder and the Company.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Authority or any other entity.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“PIPE Shares” shall mean Ordinary Shares issued in the PIPE Financing contemplated by the Business Combination Agreement.

“Prior Agreement” shall have the meaning given in the Recitals.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (i) the Company Class A Shares issued or issuable upon the conversion or exchange of any Company Class B Shares or Company Class C Shares, (ii) the Company Warrants (including any Company Class A Shares issued or issuable upon the exercise of any such Company Warrants) held by a Holder as of the Closing Date, (iii) any outstanding Ordinary Shares or any other Equity Security (including the Ordinary Shares issued or issuable upon the exercise of any other Equity Security) of the Company held by a Holder as of the Closing Date (including the Ordinary Shares issued pursuant to the Business Combination Agreement), (iv) any PIPE Shares and (v) any other Equity Security of the Company or any of its subsidiaries, or any successor, issued or issuable with respect to any such Ordinary Shares described in clauses (i) through (iv) hereof by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee; (C) such securities shall have ceased to be outstanding; (D) such securities shall have been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 144 (or any successor rule promulgated thereafter by the Commission); or (E) such securities shall have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration (including any Underwritten Offering), including the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any listing fees of any securities exchange on which any Ordinary Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriter(s) in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) fees and disbursements of counsel for the Company;

(E) fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration or Underwritten Offering;

(F) the Company’s expenses with respect to any roadshow related to the Registration or Underwritten Offering;

(G) fees and expenses of the Company’s transfer agent; and

(H) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders or the majority-in interest of the Takedown Requesting Holders, as applicable.

Notwithstanding the foregoing, under no circumstances shall the Company be obligated to pay any fees, discounts and/or commissions to any Underwriter or broker with respect to the Registrable Securities.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Relevant Person” shall have the meaning given in subsection 6.2.1.

“Representatives” shall have the meaning given in Section 8.1.

“Resale Shelf Registration Statement” shall have the meaning given in subsection 2.3.1.

“Rule 144” shall have the meaning set forth in Section 10.3.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“SEC Guidance” shall have the meaning given in subsection 2.3.4.

“Share Purchase” shall have the meaning given in the Recitals.

“Shareholder Designee” shall have the meaning given in subsection 6.1.6.

“Shareholder Parties” shall mean Alex Chesterman, DMGV and the Sponsor.

“Sponsor” shall have the meaning given in the Recitals.

“Sponsor Group” shall mean (i) the Sponsor, any of its Permitted Transferees or any other Holder that has received Registrable Securities from the Sponsor or any of its Permitted Transferees through a Permitted Distribution in Kind and (ii) any controlled Affiliate of any member of the Sponsor that has received Registrable Securities through the PIPE Financing.

“Sponsor Shares Lock-up Period” shall mean, with respect to the Company Class A Shares issued upon conversion of the AJAX Class B Shares, the period ending on the earlier of (A) two years after the Closing Date and (B) subsequent to the Closing Date, (x) if the last reported sale price of the Company Class A Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

“Takedown Requesting Holder” shall have the meaning given in subsection 2.3.5.

“Triggering Issuance” shall have the meaning given in Section 7.1.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Shelf Takedown.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.3.5.

Article II

REGISTRATION

Section 2.1. Demand Registration.

2.1.1 Request for Registration.  Subject to the provisions of subsection 2.1.4 and Section 2.4, at any time and from time to time following the Closing Date (but subject to the Sponsor Shares Lock-up Period, the AJAX Private Placement Warrants Lock-up Period or any lock-up restrictions set forth in the Memorandum and Articles of Association, as applicable), (i) Alex Chesterman, (ii) any member of the DMGV Group holding Registrable Securities, or (iii) Holders of a majority-in-interest of Registrable Securities held by the Sponsor Group (Alex Chesterman, such member of the DMGV Group or the Holders in clause (iii), as the case may be, the “Demanding Holder”), may make a written demand for Registration of all or part of their Registrable Securities on Form F-3 (or, if Form F-3 is not available to be used by the Company at such time, on Form F-1 or another appropriate form permitting Registration of such Registrable Securities for resale by such Demanding Holders), which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand, a “Demand Registration”).  The Company shall, no later than (5) days following the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company.  Upon receipt by the Company of any such written notification from a Demand Requesting Holder to the Company, such Demand Requesting Holder shall be entitled to have its Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, the Registration of all Registrable Securities requested by the Demanding Holder and the Demand Requesting Holder(s), if any, pursuant to such Demand Registration, including by filing a Registration Statement relating thereto as soon as practicable, but no more than forty-five (45) days immediately after the Company’s receipt of the Demand Registration.  Under no circumstances shall the Company be obligated to effect more than an aggregate of (i) three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.1 initiated by Alex Chesterman, (ii) three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.1 initiated by a member of the DMGV Group, or (iii) two (2) Registrations pursuant to a Demand Registration under this subsection 2.1.1 initiated by the Sponsor Group; provided, however, that to the extent that the Sponsor Group continues to own any Registrable Securities following the exercise of its two (2) Demand Registrations as a result of its Registrable Securities included in an Underwritten Offering being reduced in accordance with subsection 2.1.4, the Sponsor Group shall be entitled to one (1) additional Registration pursuant to a Demand Registration under this subsection 2.1.1. The Company’s obligations to include the Registrable Securities held by a Holder in a Demand Registration are contingent upon such Holder furnishing in writing to the Company such information regarding the Holder, the securities of the Company held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations. If any Demanding Holder or Demand Requesting Holder so elects, a Demand Registration may involve a Permitted Distribution in Kind, and the Company will reasonably assist with such distribution in the manner reasonably requested by such Demanding Holder or Demand Requesting Holder and in compliance with the Securities Act and the Exchange Act, as applicable.

2.1.2 Effective Registration.  Notwithstanding the provisions of subsection 2.1.1 or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission, and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective for purposes of counting Registrations under subsection 2.1.1 unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) the Demanding Holder initiating such Demand Registration thereafter affirmatively elects to continue with such Registration and so notifies the Company in writing within five (5) days of written notice of such removal, rescission or termination; provided, further, however, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or has been terminated.

2.1.3 Underwritten Offering.  Subject to the provisions of subsection 2.1.4 and Section 2.4, if the Demanding Holder advises the Company as part of its Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or any Demand Requesting Holder(s) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein.  All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holder and any Demand Requesting Holder(s) participating in the Demand Registration, subject to the Company’s prior approval which shall not be unreasonably withheld, conditioned or delayed.

2.1.4 Reduction of Underwritten Offering.  If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holder and any other Demand Requesting Holders in writing that the dollar amount or number of Registrable Securities that the Demanding Holder and the Demand Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other Equity Securities that the Company desires to sell and the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggyback registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of Equity Securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holder and the Demand Requesting Holders (if any) (on a pro rata basis based on the respective number of Registrable Securities then owned by such Demanding Holder and each Demand Requesting Holder (if any) in relation to the aggregate number of Registrable Securities owned by such Demanding Holder and each Demand Requesting Holder (if any)), which can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Ordinary Shares or other Equity Securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), Ordinary Shares or other Equity Securities of other Persons that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Demand Registration Withdrawal.  Alex Chesterman, in the case of a Registration under subsection 2.1.1 initiated by Alex Chesterman, DMGV, in the case of a Registration under subsection 2.1.1 initiated by a member of the DMGV Group, or the Sponsor Group, in the case of a Registration under subsection 2.1.1 initiated by the Sponsor Group, as the case may be, or a majority-in-interest of the Demand Requesting Holders (if any) shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter(s) (if any) of their intention to withdraw from such Registration at least two (2) Business Days prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration (or, in the case of an Underwritten Registration pursuant to Rule 415 under the Securities Act, at least two (2) Business Days prior to the time of pricing of the applicable offering).  If a Demanding Holder initiating a Demand Registration withdraws from a proposed offering pursuant to this subsection 2.1.5, then such registration shall not count as a Demand Registration provided for in Section 2.1. Notwithstanding anything to the contrary in this Agreement, (i) the Company may effect any Underwritten Registration pursuant to any then effective Registration Statement, including a Form F-3, that is then available for such offering, and (ii) the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

Section 2.2. Piggyback Registration.

2.2.1 Piggyback Rights.  If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Equity Securities for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company, including pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into shares of capital stock of the Company, (iv) for a dividend reinvestment plan, or (v) a Form F-4 or S-4 (or any successor form thereto) in connection with a business combination, then the Company shall give written notice of such proposed registration to all of the Holders of Registrable Securities as soon as practicable but no later than ten (10 days) prior to the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”).  The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter(s) of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.  All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration.  If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Ordinary Shares that the Company desires to sell, taken together with (x) the Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, (y) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (z) the Ordinary Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggyback registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(i)	If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, Ordinary Shares or other Equity Securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata, based on the respective number of Registrable Securities that each Holder has so requested be included in such Piggyback Registration and the aggregate number of Registrable Securities that Holders have requested be included in such Piggyback Registration, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Ordinary Shares, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(ii)	If the Registration is pursuant to a request by Persons other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Ordinary Shares or other Equity Securities, if any, of such requesting Persons, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Piggyback Registration and the aggregate number of Registrable Securities that the Holders have requested be included in such Piggyback Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Ordinary Shares or other Equity Securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Ordinary Shares or other Equity Securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal.  Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration at least two (2) Business Days prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration.  The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.  Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights.  For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof, and there shall be no limit on the number of Piggyback Registrations.

Section 2.3. Resale Shelf Registration Rights

2.3.1 Registration Statement Covering Resale of Registrable Securities. The Company shall prepare and file or cause to be prepared and filed with the Commission, no later than forty-five (45) days following the Closing Date, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (which may also include the PIPE Shares) (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form F-3 (or, if Form F-3 is not available to be used by the Company at such time, on Form F-1 or another appropriate form permitting Registration of such Registrable Securities for resale). If the Resale Shelf Registration Statement is initially filed on Form F-1 and thereafter the Company becomes eligible to use Form F-3 for secondary sales, the Company shall, as promptly as practicable, cause such Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is on Form F-3. The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing but no later than the 90th day (or 120th day if the SEC notifies the Company that it will “review” the Resale Shelf Registration Statement) following the Closing Date; provided, however, that the Company’s obligations to include the Registrable Securities held by a Holder in the Resale Shelf Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding the Holder, the securities of the Company held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations. Once effective, the Company shall use reasonable best efforts to keep the Resale Shelf Registration Statement and Prospectus included therein continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until the earliest of (i) the date on which all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement and (ii) the date on which all Registrable Securities and other securities covered by such Registration Statement have ceased to be Registrable Securities. The Registration Statement filed with the Commission pursuant to this subsection 2.3.1 shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, Holders, including through a Permitted Distribution in Kind.

2.3.2 Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within five (5) Business Days after the Resale Shelf Registration Statement becomes effective, and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary Prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement (to the extent that any of such documents is not available on EDGAR).

2.3.3 Amendments and Supplements. Subject to the provisions of subsection 2.3.1 above, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities. If any Resale Shelf Registration Statement filed pursuant to subsection 2.3.1 is filed on Form F-3 and thereafter the Company becomes ineligible to use Form F-3 for secondary sales, the Company shall promptly notify the Holders of such ineligibility and use its best efforts to file a shelf registration on an appropriate form as promptly as practicable to replace the shelf registration statement on Form F-3 and have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time the Company once again becomes eligible to use Form F-3, the Company shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form F-3.

2.3.4 SEC Cutback. Notwithstanding the registration obligations set forth in this Section 2.3, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”) on Form F-3, or if Form F-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.3.5 Underwritten Shelf Takedown. At any time and from time to time after a Resale Shelf Registration Statement on Form F-3 has been declared effective by the Commission, any of the Demanding Holders may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to such Resale Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, however, that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include securities with a total offering price (including piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $25,000,000. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Promptly upon receiving such notice (but no later than 10 days after receipt of such notice), the Company shall notify all of the other Holders of Registrable Securities regarding the potential Underwritten Shelf Takedown. The Company shall include in any Underwritten Shelf Takedown the securities requested to be included by any such other Holder (each a “Takedown Requesting Holder”) within 5 days of receipt of notice of such Underwritten Shelf Takedown pursuant to written contractual piggyback registration rights of such Holder (including those set forth herein). All Holders proposing to distribute their Registrable Securities through an Underwritten Shelf Takedown under this subsection 2.3.5 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holder and any Takedown Requesting Holder(s) participating in the Underwritten Shelf Takedown, subject to the Company’s prior approval which shall not be unreasonably withheld, conditioned or delayed.

2.3.6 Reduction of Underwritten Shelf Takedown. If the managing Underwriter(s) in an Underwritten Shelf Takedown, in good faith, advise the Company and the Takedown Requesting Holders in writing that the dollar amount or number of Registrable Securities that the Takedown Requesting Holders desire to sell, taken together with all other Ordinary Shares or other Equity Securities that the Company desires to sell, exceeds the Maximum Number of Securities, then the Company shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Takedown Requesting Holders, on a pro rata basis based on the respective number of Registrable Securities then owned by a Takedown Requesting Holder in relation to the aggregate number of Registrable Securities owned by all of the Takedown Requesting Holders, which can be sold without exceeding the Maximum Number of Securities; and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other Equity Securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.3.7 Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1. Under no circumstances shall the Company be obligated to effect more than an aggregate of four (4) Underwritten Shelf Takedowns in any 12-month period.

2.3.8 Block Trades. If a Demanding Holder wishes to consummate an overnight block trade (on either an SEC registered or non-registered basis), then notwithstanding the time periods and piggyback rights otherwise provided herein, such Demanding Holder shall, if it would like the assistance of the Company, endeavor to give the Company sufficient advance notice in order to prepare the appropriate documentation for such transaction. Such Demanding Holder, if requesting an SEC registered underwritten block trade, (i) shall give the Company written notice of the transaction and the anticipated launch date of the transaction at least two (2) Business Days prior to the anticipated launch date of the transaction, (ii) the Company shall be required to only notify the other Demanding Holders of the transaction and none of the other Holders, (iii) the other Demanding Holders shall have one (1) Business Day prior to the launch of the transaction to determine if they wish to participate in the block trade, and (iv) the Company shall include in the block trade only shares held by the Demanding Holders. Any Registration effected pursuant to this subsection 2.3.8. shall not be counted as Demand Registrations effected pursuant to Section 2.1 but shall be deemed an Underwritten Shelf Takedown and within the cap on Underwritten Shelf Takedowns provided in subsection 2.3.7.

Section 2.4. Restrictions on Registration Rights. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to (but may, at its sole option) file a Registration Statement pursuant to a Demand Registration request made under Section 2.1 within 90 days after any other Demand Registration or effect an Underwritten Shelf Takedown within 90 days after any other Underwritten Shelf Takedown, provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.1 or a request for an Underwritten Shelf Takedown and that the Company continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective or Underwritten Shelf Takedown to be consummated.

Article III
COMPANY PROCEDURES

Section 3.1. General Procedures. If at any time on or after the Closing Date the Company is required to effect the Registration of Registrable Securities, whether pursuant to the filing of a new Registration Statement, effecting an Underwritten Shelf Takedown, or effecting an underwritten block trade, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the majority-in-interest of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriter(s), if any, and the Holders of Registrable Securities included in such Registration that are Demanding Holders, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriter(s) and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective (which may be satisfied by the issuance of a press release by the Company);

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit Representatives of the Holders and the Underwriter(s), if any, to participate, at each such Person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Representative in connection with the Registration; provided, however, that the participating Holder(s) shall inform their Representatives and the Underwriter(s) of the confidential nature of the process;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and such managing Underwriter(s);

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Underwriter(s), if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Underwriter(s) may reasonably request and as are customarily included in such opinions and negative assurance letters; provided, however, that counsel for the Company shall not be required to provide any opinions with respect to any Holder;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 in connection with an Underwritten Offering, cause its senior management, officers, employees and independent public accountants (in the case of the independent public accountants, subject to any applicable accounting guidance regarding their participation in the offering or the due diligence process) to participate in, make themselves available, supply such information as may reasonably be requested and to otherwise facilitate and cooperate with the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) taking into account the Company’s reasonable business needs;

3.1.16 if a Registration relates to an Underwritten Offering with gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.17 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.2. Registration Expenses. All Registration Expenses shall be borne by the Company, including as set forth in subsection 2.1.5.  It is acknowledged by the Holders that the Holders shall pay the Underwriters’ commissions and discounts and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

Section 3.3. Requirements for Participation in Underwritten Offerings.  No Person may participate in any Underwritten Offering for Equity Securities of the Company unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

Section 3.4. Suspension of Sales; Adverse Disclosure.  The Company shall promptly notify each of the Holders in writing if a Registration Statement or Prospectus contains a Misstatement and, upon receipt of such written notice from the Company, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed or has received copies of a supplemented or amended Prospectus correcting the Misstatement, provided that the Company hereby covenants promptly to prepare and file any required supplement or amendment correcting any Misstatement promptly after the time of such notice and, if necessary, to request the immediate effectiveness thereof.  If the filing, initial effectiveness or continued use of a Registration Statement or Prospectus included in any Registration Statement at any time (i) would require the Company to make an Adverse Disclosure or (ii) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company shall have the right to defer the filing, initial effectiveness or continued use of any Registration Statement pursuant to (i) or (ii) for a period of not more than sixty (60) consecutive days and the Company shall not defer any such filing, initial effectiveness or use of a Registration Statement pursuant to this Section 3.4 for more than three times or for more than a total of 120 days (in each case counting deferrals initiated pursuant to (i) or (ii) in the aggregate) in any 12-month period.

Section 3.5. Reporting Obligations.  As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings (unless such filings are otherwise available on EDGAR).  The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions.  Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6. Limitations on Registration Rights. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement and in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

Article IV
INDEMNIFICATION AND CONTRIBUTION

Section 4.1. Indemnification

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein.  The Company shall indemnify the Underwriter(s), their officers and directors and each Person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the aggregate liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.  The Holders of Registrable Securities shall indemnify the Underwriter(s), their officers, directors and each Person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.  No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.  The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution (pursuant to subsection 4.1.5) to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability.  The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any Person who was not guilty of such fraudulent misrepresentation.

Article V
GOVERNANCE

Section 5.1. Board Composition. The business and affairs of the Company shall be managed by or under the direction of its Board. The Shareholder Parties shall take all necessary and desirable actions within their control such that (i) the size of the Board shall initially be set at nine (9) members, and thereafter may be changed from time to time by resolution of the Board in accordance with the Memorandum and Articles of Association and (ii) while the size of the Board is nine (9) members, at least three (3) of those members shall satisfy the independence criteria applicable to the audit committee of the Company. A majority of the members of the Board shall be neither a citizen nor a resident of the United States of America.

Section 5.2. Staggered Board. The Memorandum and Articles of Association of the Company shall provide that the Company shall have a classified Board, with three classes of directors. While the size of the Board is nine (9) members, three Directors shall be in Class I, three Directors in Class II and three Directors in Class III. One-third of the Board will be elected each year. The term of office of the Class I Directors will expire at the Company’s first annual meeting of shareholders following the Closing Date. The term of office of the Class II Directors will expire at the Company’s second annual meeting of shareholders following the Closing Date. The term of office of the Class III Directors will expire at the Company’s third annual meeting of shareholders following the Closing Date.

Article VI
NOMINATION RIGHTS

Section 6.1. Right to Nominate Directors.

6.1.1 After the date hereof, the Company and the Shareholder Parties shall take all necessary and desirable actions within their control to cause the nominating committee of the Board (the “Nominating Committee”) to nominate and recommend to the Board, including self-nominations, the following individuals for election to the Board as directors (each, a “Director”):

(a) for so long as Alex Chesterman is the Chief Executive Officer of the Company, or, together with his Affiliates, Beneficially Owns at least five percent (5%) of the issued and outstanding voting shares of the Company, Alex Chesterman;

(b) for so long as Stephen Morana is the Chief Financial Officer of the Company, Stephen Morana;

(c) until the expiration of the term of office of the Class III Directors in office on the date hereof, one individual designated in writing by the Sponsor, who shall initially be as specified in the Business Combination Agreement; and

(d) until the later of (i) the expiration of the term of office of the Class III Directors in office on the date hereof and (ii) such time as the DMGV Group no longer Beneficially Owns ten percent (10%) or more of the issued and outstanding voting shares of the Company, one individual designated in writing by DMGV, who shall initially be as specified in the Business Combination Agreement.

6.1.2 The remaining Directors will be nominated by the Nominating Committee in accordance with its policies and procedures.

6.1.3 The Memorandum and Articles of Association shall (to the extent permitted by applicable Law) provide that Directors may designate alternate directors.

6.1.4 For so long as DMGV has a designee on the Board, DMGV may, at its election and at any time by written notice to the Company, appoint a DMGV Observer to the Board to attend all meetings of the Board (and any committee thereof). The DMGV Observer shall be entitled to receive all notices, written documents and materials provided to the Directors and to be invited to, attend and speak at all meetings of the Board and its committees in a non-voting capacity. For the avoidance of doubt, no observer shall be liable toward the Company or any shareholder with respect to any action or inaction of the Board or its committees. DMGV shall treat all information it learns through its DMGV Observer as Confidential Information. The DMGV Observer shall execute a confidentiality agreement in a form reasonably approved by the Board. Notwithstanding the above, the Company shall have the right to exclude the DMGV Observer from portions of meetings of the Board or omit to provide the DMGV Observer with certain information or analysis if the Board reasonably determines in good faith that: (a) the information or meeting involves competitors of DMGV, or would reasonably be expected to pose a conflict of interest or material potential conflict of interest between DMGV and the Company, or would reasonably be expected and determined to have a material adverse effect on the Company or its business (including to jeopardize any potential transaction); (b) upon advice of counsel, such exclusion or omission is necessary to preserve an attorney-client privilege; (c) such exclusion or omission is reasonably necessary to protect confidential proprietary information or trade secrets of the Company, or to fulfill the Company’s obligations with respect to confidential or proprietary information of third parties; or (d) the DMGV Observer’s access to the information or attendance at any meeting would be prohibited under Law. The foregoing exclusion and restriction on information that is otherwise required to be provided to the DMGV Observer pursuant to this subsection 6.1.4 shall also permit the Company to redact from minutes of the Board, or committee meetings and withhold from notices of meetings any reference and details to matters and documents, notices, deliberations and resolutions reasonably relating to any such matters or information. The designation, dismissal and replacement of the DMGV Observer shall be made by written notice to the Company and signed by a duly authorized officer of DMGV and shall become valid and effective upon the day on which such written notice was received by the Company or upon such later date as may be noted in such notice.

6.1.5 Directors are subject to removal pursuant to the applicable provisions of the Memorandum and Articles of Association.

6.1.6 During the Sponsor’s and DMGV’s respective Board Seat Period, in the event that (i) a vacancy is created at any time by the death, retirement, disability, removal or resignation of any of the members nominated by the Sponsor or DMGV (the “Shareholder Designees”) or (ii) a Shareholder Designee fails to be elected to the Board at any annual or special meeting of the shareholders of the Company at which such Shareholder Designee stood for election but was nevertheless not elected, the remaining directors and the Company shall cause such open seat to be filled by a new member designated in writing by the Shareholder Party that designated such Shareholder Designee, as soon as possible, and the Company and the Shareholder Parties hereby agree to take all necessary and desirable actions within their control to accomplish the same. The Sponsor and DMGV shall have the right to propose to remove their respective Shareholder Designee and designate another Shareholder Designee in his or her place. If either the Sponsor or DMGV, during its respective Board Seat Period, wishes to remove its Shareholder Designee and designate another Shareholder Designee in his or her place pursuant to this subsection 6.1.6, the Company and the Shareholder Parties shall take all necessary and desirable actions within their control, upon written notice from the Sponsor or DMGV, as applicable, to the Company, to fill the vacancy resulting from such removal with such replacement Shareholder Designee in accordance with this subsection 6.1.6.

6.1.7 The Company agrees to include, in the slate of nominees recommended by the Board for election at any meeting of shareholders called for the purpose of electing directors, the Persons nominated pursuant to this Article VI (to the extent that directors of such nominee’s class are to be elected at such meeting, for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof and to cause the applicable proxies to vote in accordance with the foregoing. The Company shall use its commercially reasonable efforts to support the election of the Shareholder Designees and, in any event, not less than the efforts used by the Company to obtain the election of any other nominee nominated by it to serve on the Board. The Company and the Shareholder Parties shall take all necessary and desirable actions within their control to enable the Shareholder Parties to nominate their respective Shareholder Designees.

6.1.8 Each member of the Board shall be entitled to the same rights and privileges applicable to all other members of the Board generally or to which all such members of the Board are entitled. In furtherance of the foregoing, the Company shall indemnify, exculpate, and reimburse fees and expenses of the Directors and provide them with director and officer insurance to the same extent it indemnifies, exculpates, reimburses and provides insurance for the other members of the Board pursuant to the Memorandum and Articles of Association of the Company, Law or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its and its insurers’ obligations to advance expenses and to indemnify any Shareholder Designee are primary and any obligation of any Shareholder Party, their Affiliates or their insurers to advance fees and expenses or to provide indemnification for the same fees and expenses or liabilities incurred by any Shareholder Designee is secondary and excess), and (ii) shall be required to advance the amount of fees and expenses incurred by any Shareholder Designee and shall be liable for the amount of all fees, expenses and liabilities incurred by any such Shareholder Designee, in each case (a) to the same extent as it advances fees and expenses to other members of the Board pursuant to the Memorandum and Articles of Association, Law or otherwise, and (b) without regard to any rights such a Shareholder Designee may have against his or her designating Shareholder Party or any of its Affiliates; provided that such Shareholder Designee shall have delivered to the Company an undertaking, by or on behalf of such Shareholder Designee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that such Shareholder Designee is not entitled to be indemnified for such expenses.

Section 6.2. Outside Activities.

6.2.1 To the fullest extent permitted by applicable Law, (i) no Holder, in such capacity, or any Affiliates of such Holder in such capacity, or the DMGV Observer or any Shareholder Designee (collectively, the “Relevant Persons”) shall have any fiduciary duty to refrain from engaging directly or indirectly in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as the Company or its subsidiaries or deemed to be competing with the Company or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other person, with no obligation to offer to the Company or any of its subsidiaries the right to participate therein and (ii) any Relevant Person may invest in, or provide services to, any Person that directly or indirectly competes with the Company or any of its subsidiaries. To the fullest extent permitted by Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any Relevant Person, on the one hand, and the Company or any of its subsidiaries, on the other. To the fullest extent permitted by Law, the Relevant Persons shall have no fiduciary duty to communicate or offer any such corporate opportunity to the Company or any of its subsidiaries and shall not be liable to the Company or any of its subsidiaries or shareholders for breach of any fiduciary duty as a shareholder, Director, officer or shareholder, as applicable, solely by reason of the fact that such Relevant Person, directly or indirectly, pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company or any of its subsidiaries.

6.2.2 The Company hereby renounces any interest or expectancy of the Company or any of its subsidiaries in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity of any Relevant Person.

6.2.3 To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Section 6.2 to be a breach of fiduciary duty to the Company (including any of its subsidiaries) or its shareholders, the Company, on behalf of itself and each of its subsidiaries, hereby waives, to the fullest extent permitted by Law, any and all claims and causes of action that the Company or any of its subsidiaries may have for such activities. To the fullest extent permitted by Law, the provisions of this Section 6.2 apply equally to activities conducted in the future and that have been conducted in the past.

Article VII
PREEMPTIVE RIGHTS

Section 7.1. Preemptive Rights. If the Company intends to issue Equity Securities within one year of the Closing Date which would result in a Major Shareholder having Beneficial Ownership of less than ten percent (10%) of the issued and outstanding ordinary shares of the Company (a “Triggering Issuance”) then, at least 15 Business Days prior to the issuance of the Equity Securities, the Company shall deliver to such Major Shareholder an offer (the “Offer”) to issue a portion of such Equity Securities to such Major Shareholder in an aggregate amount, on a pro forma basis after giving effect to the issuance of such Equity Securities, that would result in such Major Shareholder maintaining Beneficial Ownership of at least ten percent (10%) of the issued and outstanding Ordinary Shares. The Offer shall state that the Company proposes to issue the Equity Securities and shall specify their number and terms (including any cash purchase price or the fair market value of any non-cash consideration as reasonably determined by the Board). The Offer shall remain open and irrevocable for a period of 15 Business Days from the date of its delivery (the “Offer Period”).

Section 7.2. Preemptive Rights Closing. Any Major Shareholder to whom an Offer is made as a result of a Triggering Issuance shall have the right to purchase Equity Securities on the terms and conditions set forth in the Offer for cash (at the cash purchase price or the fair market value as set forth in the Offer) by delivering written notice of acceptance thereof to the Company during the Offer Period. The closing of the purchase of Equity Securities by such Major Shareholder shall be held at the principal office of the Company at 9:00 a.m. local time on the closing date set forth in the Offer or at such other time and place as the parties to the transaction may agree. At such closing, the Company shall deliver the Equity Securities to such Major Shareholder against payment of the purchase price therefor by or on behalf of such Major Shareholder. At such closing, all of the parties to such transaction shall execute such additional documents as are otherwise necessary or appropriate to consummate such transaction.

Section 7.3. Acceptance or Declination of Preemptive Rights. If a Major Shareholder does not elect to purchase its allotment of any Triggering Issuance pursuant to this Article VII, the Company may sell the Equity Securities on terms and conditions that are no more favorable in the aggregate to the applicable purchaser than those set forth in the Offer. If such sale is not consummated within 60 days of the date upon which the Offer is given, then no Triggering Issuance may be made thereafter by the Company without again offering the same to such Major Shareholder in accordance with this Article VII.

Section 7.4. Rights Personal. The rights granted in this Article VII are personal to each Major Shareholder, are not transferable by a Major Shareholder and do not constitute a right of holders of any securities of the Company, as such, and will terminate on the date that is one year after the Closing Date.

Article VIII
CONFIDENTIALITY and Announcements

Section 8.1. Confidentiality. Each Holder hereby agrees that all Confidential Information with respect to the Company shall be kept confidential by it and shall not be disclosed by it in any manner whatsoever, except as permitted herein; provided, however, that without limiting any other confidentiality obligations to which any Holder may be subject, this Section 8.1 shall not apply to any Holder who is an employee or officer of the Company. Notwithstanding anything contained in this Agreement or any additional confidentiality obligations to the Company or its Affiliates to which the DMGV Observer (who shall be treated as a Shareholder Designee of DMGV for all purposes under this Article VIII) or any Holder or Shareholder Designee may be bound, Confidential Information received by each Holder or Shareholder Designee may be disclosed:

(a) with respect to any Shareholder Designee, to such Shareholder Designee’s designating Shareholder Party and its Representatives;

(b) with respect to any Holder, to its Affiliates or its or their respective directors, officers, employees and authorized representatives (including attorneys, accountants, consultants, bankers and financial advisors) (such Persons, collectively, with respect to any Person, such Person’s “Representatives”); provided such Representatives owe a contractual or other duty of confidentiality to such Shareholder Party or any of its Affiliates with respect to any Confidential Information so disclosed;

(c) by each Shareholder Designee, Holder and each of its Representatives, to the extent the Company consents in writing; and

(d) to the extent required by Law or the rules of any stock exchange upon which such Holder’s or any of its Affiliates’ securities are listed or traded or as requested or required by any Governmental Authority; provided, however, that, prior to making such a disclosure, such Person has, to the extent practicable and permitted by Law, consulted with the Company regarding the scope, timing and contents of such disclosure.

Section 8.2. Announcements. Prior to making any public announcement of information which the Company reasonably believes, prior to its public disclosure, may constitute material non-public information or inside information with respect to any Holder that has securities listed or traded on any stock exchange, the Company shall use commercially reasonable efforts to consult with such Holder regarding the scope, timing and contents of such announcement and, if reasonably requested by such Holder in writing, to the extent permitted by Law, cooperate with such Holder in the reasonable coordination of such announcement, in each case so as to permit such Holder to comply with its obligations under applicable securities Laws and rules of such stock exchange with respect to dissemination of information. For purposes of this Section 8.2, references to a Holder shall include DMGT (so long as a member of the DMGV Group is a Holder of Registrable Securities).

Article IX
TERMINATION

Section 9.1. Termination. This Agreement shall terminate with respect to a Holder upon the date on which (i) neither such Holder nor any of its permitted assignees (or any member of the DMGV Group, with respect to DMGV, or any member of the Sponsor Group, with respect to the Sponsor) hold any Registrable Securities and (ii) such Holder holds no director nomination rights under Article VI hereof; provided, however, that Article IV and Section 6.1.8 shall survive any such termination with respect to any Holder.

Article X
GENERAL PROVISIONS

Section 10.1. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 10.1. ):

If to the Company, to it at:

Cazoo Holdings Limited

41 Chalton Street

London

NW1 1JD

Attention:	Ned Staple
E-mail:	ned.staple@cazoo.co.uk

with a copy (which shall not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP
601 Lexington Avenue
New York, NY 10022

Attention:	Valerie Ford Jacob

Sebastian L. Fain

E-mail:	valerie.jacob@freshfields.com

sebastian.fain@freshfields.com

and to:

Freshfields Bruckhaus Deringer LLP

100 Bishopsgate

London

EC2P 2SR

United Kingdom

Attention:	Natasha Good
E-mail:	natasha.good@freshfields.com

If to a Holder, to the address or email address set forth for Holder on the signature page hereof.

Section 10.2. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 10.3. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Company Class A Shares, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144 or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 or (B) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 10.4. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 10.5. Assignment; No Third-Party Beneficiary.

10.5.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

10.5.2 Prior to the expiration of the Sponsor Shares Lock-up Period, the AJAX Private Placement Warrants Lock-up Period or any applicable lock-up period set forth in the Memorandum and Articles of Association, as the case may be, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee (subject to subsection 10.5.4).

10.5.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees, except as provided in Section 7.4 and subsection 10.5.4.

10.5.4 Notwithstanding the foregoing, no Holder may assign its rights under Article VI and Article VIII (except that (a) DMGV may assign its rights under such Articles to a member of the DMGV Group in connection with the transfer of substantially all the Ordinary Shares held by DMGV to such member or in connection with a Permitted Distribution in Kind of substantially all the Ordinary Shares held by DMGT and (b) the Sponsor may assign its rights under such Articles to any member of the Sponsor controlled by Dan Och that receives Ordinary Shares in connection with the Sponsor’s dissolution).

10.5.5 This Agreement shall not confer any rights or benefits on any Persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 10.5.

10.5.6 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 10.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 10.5 shall be null and void.

Section 10.6. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and its respective permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that notwithstanding anything contained in this Agreement, each Shareholder Designee shall be an express third-party beneficiary of subsection 6.1.8.

Section 10.7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State (and, in respect of the fiduciary duties of the members of the board of directors of the Company, the Companies Law (2020 Revision) of the Cayman Islands). All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, however, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (i) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (ii) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (1) the action in any such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (2) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 10.8. Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.8.

Section 10.9. Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context of this Agreement clearly requires otherwise, use of the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation.” The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” Any reference to a law shall include any rules and regulations promulgated thereunder, and shall mean such law as from time to time amended, modified or supplemented. References herein to any contract (including this Agreement) mean such contract as amended, supplemented or modified from time to time in accordance with the terms thereof.

Section 10.10. Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 10.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 10.12. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

Section 10.13. Amendment. This Agreement may not be amended except by an instrument in writing signed by (i) the Company, (ii) the Sponsor (provided (x) the Sponsor or its Permitted Transferee(s) holds Registrable Securities at the time of such amendment, or (y) the Sponsor retains a Board nomination right pursuant to subsection 6.1.1 at the time of such amendment), (iii) Alex Chesterman (provided (x) Alex Chesterman or his Permitted Transferee(s) holds Registrable Securities at the time of such amendment, or (y) Alex Chesterman retains a Board nomination right pursuant to subsection 6.1.1 at the time of such amendment), and (iv) DMGV (provided (x) the DMGV Group holds Registrable Securities at the time of such amendment, or (y) DMGV retains a Board nomination right pursuant to subsection 6.1.1 at the time of such amendment). Notwithstanding the foregoing, the consent of a Holder to an amendment will not be required to the extent that such amendment does not adversely impact the rights and obligations of such Holder under this Agreement.

Section 10.14. Waiver. At any time, the Company may (i) extend the time for the performance of any obligation or other act of any Holder, (ii) waive any inaccuracy in the representations and warranties of any Holder contained herein or in any document delivered by such Holder pursuant hereto, and (iii) waive compliance with any agreement of such Holder or any condition to its own obligations contained herein. At any time, any Holder may, in respect of itself and not other Holders, (i) extend the time for the performance of any obligation or other act of the Company, (ii) waive any inaccuracy in the representations and warranties of the Company contained herein or in any document delivered by the Company pursuant hereto, and (iii) waive compliance with any agreement of the Company or any condition to their own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

Section 10.15. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(Next Page is Signature Page)

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:

CAPRI LISTCO

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Alex Chesterman

By:
Print Name:	Alex Chesterman

Address:

Email:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

DMGV Limited

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Stephen Morana

By:
Print Name:	Stephen Morana

Address:

Email:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

AJAX I Holdings, LLC

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

WCH 2021 Quad, LLC

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

JADOFF Investments, LP

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

WCHS Holdings 1, LLC

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Daniel S. Och 2019 GST Trust VII

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Alison S. Och 2012 GST Trust

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Joshua A. Och 2012 GST Trust

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Andrew J. Och 2013 GST Trust

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Saloniki Investments, LLC

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Kevin Systrom Revocable Trust

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

STEVE ELLS

By:
Print Name:	Steve Ells

Address:

Email:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

ABeeC 2.0, LLC

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

The Anne Wojcicki Foundation

By
Name:
Title:

[Signature Page to Investor Rights Agreement]

Schedule A

Original Holder

Ajax I Holdings, LLC

New Holders

Name of Holder	Number of Shares
Alex Chesterman
DMGV Limited
Stephen Morana
WCH 2021 Quad, LLC
JADOFF Investments, LP
WCHS Holdings 1, LLC
Daniel S. Och 2019 GST Trust VII
Alison S. Och 2012 GST Trust
Joshua A. Och 2012 GST Trust
Andrew J. Och 2013 GST Trust
Saloniki Investments, LLC
Kevin Systrom Revocable Trust
Steve Ells
ABeeC 2.0, LLC
The Anne Wojcicki Foundation